UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 31, 2008
NAVIGANT CONSULTING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12173	36-4094854

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 S. Wacker, Chicago, IL	60611
(Address of Principal Executive Offices)	(Zip Code)
(312) 573-5600
(Registrant’s telephone number, including area code)
N.A.
(Former Name or Former Address if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02 Results of Operations and Financial Condition.
Navigant Consulting, Inc. issued a press release dated July 31, 2008 announcing the results for the second quarter ended June 30, 2008. The press release is attached hereto as Exhibit 99.1.
ITEM 7.01 Regulation FD Disclosure.
On July 31, 2008, Navigant Consulting, Inc. posted the Metrics Summary of Navigant Consulting, Inc. The Metrics Summary is attached hereto as Exhibit 99.2.
ITEM 9.01. Financial Statements and Exhibits.
(a)	Exhibits:

99.1	Press Release of the Company dated July 31, 2008.

99.2	Metrics Summary of Navigant Consulting, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.
Date: July 31, 2008	By:	/s/ Scott J. Krenz
Scott J. Krenz
Executive Vice President and Chief Financial Officer